Exhibit 99.14

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-E

KEY PERFORMANCE FACTORS
October 31, 1999



        Expected B Maturity                                        06/16/03


        Blended Coupon                                              5.6171%



        Excess Protection Level
          3 Month Average   5.97%
          October, 1999   6.13%
          September, 1999   5.81%
          August, 1999   5.95%


        Cash Yield                                  18.61%


        Investor Charge Offs                         4.68%


        Base Rate                                    7.80%


        Over 30 Day Delinquency                      5.07%


        Seller's Interest                            9.14%


        Total Payment Rate                          14.64%


        Total Principal Balance                     $47,636,626,081.62


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $4,354,806,563.13